DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

ARTICLES OF AMENDMENT

Dreyfus New York Tax Exempt Money Market Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated Feburary 16, 1987, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus New York AMT-Free Municipal Money Market Fund.'"

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by Unanimous Written Consent of the Trustees of the Trust, dated as of January 1, 2008, pursuant to Article IX, Section 9 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus New York Tax Exempt Money Market Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND

Joseph S. DiMartino, Trustee

David W. Burke, Trustee

William Hodding Carter III, Trustee

Gordon J. Davis, Trustee

Joni Evans, Trustee

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

ARTICLES OF AMENDMENT

Dreyfus New York Tax Exempt Money Market Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated Feburary 16, 1987, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus New York AMT-Free Municipal Money Market Fund.'"

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by Unanimous Written Consent of the Trustees of the Trust, dated as of January 1, 2008, pursuant to Article IX, Section 9 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus New York Tax Exempt Money Market Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND

____
Joseph S. DiMartino, Trustee

____
David W. Burke, Trustee

____
William Hodding Carter III, Trustee

____
Gordon J. Davis, Trustee

____
Joni Evans, Trustee

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

ARTICLES OF AMENDMENT

Dreyfus New York Tax Exempt Money Market Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated Feburary 16, 1987, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus New York AMT-Free Municipal Money Market Fund.'"

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by Unanimous Written Consent of the Trustees of the Trust, dated as of January 1, 2008, pursuant to Article IX, Section 9 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus New York Tax Exempt Money Market Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND

____
Joseph S. DiMartino, Trustee

____
David W. Burke, Trustee

Hodding Carter
William Hodding Carter III, Trustee

____
Gordon J. Davis, Trustee

____
Joni Evans, Trustee

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

ARTICLES OF AMENDMENT

Dreyfus New York Tax Exempt Money Market Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated Feburary 16, 1987, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus New York AMT-Free Municipal Money Market Fund.'"

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by Unanimous Written Consent of the Trustees of the Trust, dated as of January 1, 2008, pursuant to Article IX, Section 9 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus New York Tax Exempt Money Market Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND

____
Joseph S. DiMartino, Trustee

____
David W. Burke, Trustee

____
William Hodding Carter III, Trustee

____
Gordon J. Davis, Trustee

____
Joni Evans, Trustee

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

ARTICLES OF AMENDMENT

Dreyfus New York Tax Exempt Money Market Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated Feburary 16, 1987, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus New York AMT-Free Municipal Money Market Fund.'"

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by Unanimous Written Consent of the Trustees of the Trust, dated as of January 1, 2008, pursuant to Article IX, Section 9 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus New York Tax Exempt Money Market Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND

____
Joseph S. DiMartino, Trustee

____
David W. Burke, Trustee

____
William Hodding Carter III, Trustee

____
Gordon J. Davis, Trustee

Joni Evans
Joni Evans, Trustee

____
Ehud Houminer, Trustee

____
Richard C. Leone, Trustee

____
Hans C. Mautner, Trustee

____
Robin A. Melvin, Trustee

____
Burton N. Wallack, Trustee

____
John E. Zuccotti, Trustee

Ehud Houminer, Trustee

Richard C. Leone, Trustee

Hans C. Mautner, Trustee

Robin A. Melvin, Trustee

Burton N. Wallack, Trustee

John E. Zuccotti, Trustee

Ehud Houminer, Trustee

Richard C. Leone, Trustee

Hans C. Mautner, Trustee

Robin A. Melvin, Trustee

Burton N. Wallack, Trustee

John E. Zuccotti, Trustee

Ehud Houminer, Trustee

Richard C. Leone, Trustee

Hans C. Mautner, Trustee

Robin A. Melvin, Trustee

Burton N. Wallack, Trustee

John E. Zuccotti, Trustee

Ehud Houminer, Trustee

Richard C. Leone, Trustee

Hans C. Mautner, Trustee

Robin A. Melvin, Trustee

Burton N. Wallack, Trustee

John E. Zuccotti, Trustee

Ehud Houminer, Trustee

Richard C. Leone, Trustee

Hans C. Mautner, Trustee

Robin A. Melvin, Trustee

Burton N. Wallack, Trustee

John E. Zuccotti, Trustee

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

January 29, 2008 1:25 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth